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                                                                    Exhibit 23.5

[KPMG PEAT MARWICK LLP LETTERHEAD]

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

The Board of Directors
First of America Bank Corporation:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                                       /s/ KPMG Peat Marwick LLP

Chicago, Illinois
February 18, 1998